UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2010

Energy XXI (Bermuda) Limited
(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM
1179, Hamilton HM EX, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 21, 2010, Energy XXI (Bermuda) Limited (the “Company”) commenced an offer to exchange (the “Exchange Offer”) any and all shares of its 7.25% Convertible Perpetual Preferred Stock (the “Preferred Stock”) for newly issued shares of the Company’s common stock and a cash payment.  The Exchange Offer will expire at Midnight, New York City time, on November 18, 2010, unless the Company extends the Exchange Offer or terminates it earlier. A copy of the related press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Other Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Energy XXI (Bermuda) Limited, dated October 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited

By:	/s/ D. West Griffin
Name:	D. West Griffin
Title:	Chief Financial Officer

Date: October 21, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Energy XXI (Bermuda) Limited, dated October 21, 2010.